Deferred Income Taxes	12 Months Ended
Dec. 31, 2023
Deferred Income Taxes
Deferred Income Taxes

Note 21

Deferred Income Taxes

Cadeler A/S has material tax losses from previous periods available to carry forward.

Such tax losses can be utilised against future tonnage taxation income and other income, which does not quality for tonnage taxation. The tax value of tax losses to be carried forward as of 31 December 2023 are in the region of EUR 13 million. The tax losses are not subject to expiration.

No deferred tax asset in relation to the tax losses has been recognised as of 31 December 2023 as they are not expected to be utilised within the foreseeable future (3-5 years).

As at 31 December 2023, due to the business combination and the potential election to the UK tonnage tax, the Group had a gross unrecognised deferred tax asset balance of EUR 490.2 million. This balance is unrecognised at the UK corporate tax rate of 25% creating a net balance of EUR 135.6 million.

Deferred tax impact have been recognised to the extent these adjustments increase or reduce recognised deferred tax liabilities. Because of uncertainty related to future choices of tax regimes, e.g. a tonnage taxation regime or an income tax regime, or uncertainty on future earnings that can recover previous not recognised deferred tax assets or tax assets arising from other pro forma adjustments, no deferred tax assets have been recognised.